Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTON 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Samuel Shneibalg, Chief Executive and Operating Officer, Secretary and Treasurer of Safetek International, Inc., (the "Company") certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2004                   /s/ Samuel Shneibalg
                                       -------------------------------------
                                       Samuel Shneibalg
                                       Chief Executive and Operating Officer

A signed original of this written statement required by Section 906 has been provided to Safetek International, Inc. and will be retained by Safetek International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request